Vanguard Wellington™ Fund

Summary Prospectus

March 26, 2010

Investor Shares & Admiral™ Shares

Vanguard Wellington Fund Investor Shares (VWELX)

Vanguard Wellington Fund Admiral Shares (VWENX)

The Fund’s statutory Prospectus and Statement of Additional Information dated March 26, 2010, and financial highlights information from the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-662-7447 or by sending an e-mail request to online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide long-term capital appreciation and reasonable current income.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for fund account balances below $10,000)	$20/year	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Expenses	0.31%	0.21%
12b-1 Distribution Fee	None	None
Other Expenses	0.03%	0.02%
Total Annual Fund Operating Expenses	0.34%	0.23%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$35	$109	$191	$431
Admiral Shares	$24	$74	$130	$293

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established, medium-size and large companies. In choosing these companies, the advisor seeks those that appear to be undervalued but have prospects for improvement. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of the Fund’s assets are invested mainly in fixed income securities that the advisor believes will generate a reasonable level of current income. These securities include investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, and mortgage-backed securities.

Primary Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or to different degrees, the Fund’s bond and short-term investment holdings may counteract some of the volatility experienced by the Fund’s stock holdings.

• With approximately 60% to 70% of its assets allocated to stocks, the Fund is proportionately subject to stock risks: stock market risk, which is the chance that stock prices overall will decline; and investment style risk, which is the chance that returns from mid- and large-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

• With approximately 30% to 40% of its assets allocated to bonds, the Fund is proportionately subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the Fund’s income will decline because of falling interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

• The Fund is also subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index and a composite stock/bond index. The Wellington Composite Index is weighted 65% in stocks and 35% in bonds. For stocks: the S&P 500 Index, a widely used barometer of U.S. stock market performance which is dominated by large-capitalization companies. For bonds: the Lehman Brothers U.S. Long Credit A or Better Index through February 29, 2000; and the Barclays Capital U.S. Credit A or Better Bond Index thereafter. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

During the periods shown in the bar chart, the highest return for a calendar quarter was 13.12% (quarter ended June 30, 2009), and the lowest return for a quarter was –11.04% (quarter ended September 30, 2002).

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard Wellington Fund Investor Shares
Return Before Taxes	22.20%	4.79%	6.15%
Return After Taxes on Distributions	21.13	3.52	4.69
Return After Taxes on Distributions and Sale of Fund Shares	14.70	3.67	4.67
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Standard & Poor’s 500 Index	26.46%	0.42%	–0.95%
Wellington Composite Index	21.30	2.06	1.89
			Since
			Inception
			(May 14,
	1 Year	5 Years	2001)
Vanguard Wellington Fund Admiral Shares
Return Before Taxes	22.34%	4.91%	5.64%
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Standard & Poor’s 500 Index	26.46%	0.42%	0.59%
Wellington Composite Index	21.30	2.06	2.78

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
Wellington Management Company, LLP

Portfolio Managers

Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has managed the stock portion of the Fund since 2002.

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management. He has managed the bond portion of the Fund since 2006.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website at www.vanguard.com, by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares
To open and maintain an account	$10,000	$100,000
To add to an existing account	$100 by check, exchange, wire,	$100 by check, exchange, wire,
	or electronic bank transfer	or electronic bank transfer
	(other than Automatic	(other than Automatic
	Investment Plan, which	Investment Plan, which
	has no established minimum).	has no established minimum).

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Financial Intermediary Compensation

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

Vanguard Wellington Fund Investor Shares—Fund Number 21
Vanguard Wellington Fund Admiral Shares—Fund Number 521

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Vanguard Marketing Corporation, Distributor.

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